EXHIBIT 10.23(ii)

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AMENDMENT NO. 1 TO COLLABORATIVE RESEARCH, LICENSE & COMMERCIALIZATION AGREEMENT

This AMENDMENT No. 1 (the “First Amendment”) to the COLLABORATIVE RESEARCH, LICENSE & COMMERCIALIZATION AGREEMENT is made on the 25th  day of October, 2012 (the “Amendment Effective Date”) by and between:

ANACOR PHARMACEUTICALS, INC. a publicly-traded Delaware corporation, having a place of business at 1020 East Meadow Circle, Palo Alto, CA 94303-4230 (hereafter referred to as “Anacor”);

and

ELI LILLY AND COMPANY, a publicly-traded Indiana corporation, operating through its Elanco Animal Health division and having a principal place of business at 2500 Innovation Way N., Greenfield, Indiana 46140-9163 USA and its Affiliates (hereafter collectively referred to as “Elanco”).

WHEREAS, Anacor and Elanco entered into a Collaborative Research, License & Commercialization Agreement (“Agreement”), as previously amended, effective August 25, 2010, to collaborate on and to conduct research and development activities for commercialization of Products;

WHEREAS, capitalized terms used and not otherwise defined in this Amendment are used as defined in the Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, the Parties agree to amend the Agreement and agree as follows:

1.              The following definitions shall be added to Article I:

“Companion Animal Product” means any product that includes an Elanco Compound, whether or not as the sole active ingredient, and which is researched, developed, manufactured, imported, used or sold for use in or on Companion Animals, by or for Elanco or its Affiliates or their respective sublicensees in the Field in the Territory.  A Companion Animal Product that is researched, developed, manufactured, imported, used or sold in various dosage forms, formulations or modes of delivery, or for several different species of Companion Animals, shall be considered one and the same Companion Animal Product, so long as each such dosage form, formulation, mode of delivery, or use for Companion Animals includes the same Elanco Compound.  For clarity, any Elanco Compound that achieves Protocol Concurrence with a Regulatory Agency as both a Companion Animal

First AMENDMENT to the COLLABORATIVE RESEARCH, LICENSE & COMMERCIALIZATION AGREEMENT

Product and a Non-Companion Animal Product, is submitted for approval to or receives approval from a Regulatory Agency as both a Companion Animal Product and a Non-Companion Animal Product, or is sold as both a Companion Animal Product and a Non-Companion Animal Product shall be deemed two separate Products.

“Non-Companion Animal” means all species, groups or individual non-human animals that are other than a Companion Animal.

“Non-Companion Animal Product” means any product that includes an Elanco Compound, whether or not as the sole active ingredient, and which is researched, developed, manufactured, imported, used or sold for use in or on Non-Companion Animals, by or for Elanco or its Affiliates or their respective sublicensees in the Field in the Territory.  A Non-Companion Animal Product that is researched, developed, manufactured, imported, used or sold in various dosage forms, formulations or modes of delivery, or for several different species of Non-Companion Animals, shall be considered one and the same Non-Companion Product, so long as each such dosage form, formulation, mode of delivery, or use for Non-Companion Animals includes the same Elanco Compound.  For clarity, any Elanco Compound that achieves Protocol Concurrence with a Regulatory Agency as both a Companion Animal Product and a Non-Companion Animal Product, is submitted for approval to or receives approval from a Regulatory Agency as both a Companion Animal Product and a Non-Companion Animal Product, or is sold as both a Companion Animal Product and a Non-Companion Animal Product shall be deemed two separate Products.

2.              The definitions for Elanco Compound, [ * ] Product and Product shall be amended and restated in their entirety as follows:

“Elanco Compound” means (a) a Candidate Compound [ * ] directly resulting from the Design & Development Program that is selected by Elanco for development and commercialization as a Product following a Development Decision, and (b) the [ * ] Backup Compounds [ * ] to such selected compound that are selected pursuant to Section 4.8. Subject to Section 2.9, Elanco Compounds shall not include (i) any compound that is subject to an option or license granted by Anacor to a Third Party prior to the Effective Date, (ii) any of the compounds referred to by Anacor as [ * ], and all backup compounds thereto, (iii) [ * ], (iv) any compound useful for treating, diagnosing or preventing [ * ], unless agreed otherwise by Anacor and (v) any [ * ], unless agreed otherwise by Anacor.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

First AMENDMENT to the COLLABORATIVE RESEARCH, LICENSE & COMMERCIALIZATION AGREEMENT

“[ * ]” means a fixed dose [ * ] as may be included by the Parties pursuant to Section 5.7(a), provided that, a [ * ].

“Product” means a Companion Animal Product or a Non-Companion Animal Product.  Any Companion Animal Product and Non-Companion Animal Product that include the same Elanco Compound shall be considered two separate Products.  For clarity, the categorization of a Product under each of these two definitions shall be determined based on the first to occur of achieving Protocol Concurrence with a Regulatory Agency, its submission for approval or receipt of approval by a Regulatory Agency, or the initial sale of such Product.

3. Section 2.7 shall be amended and restated in its entirety as follows:

2.7 Anacor Exclusivity. Except for (a) Anacor’s activities under the Product Development Plan and (b) any Product whose rights have reverted to Anacor pursuant to Section 2.4, Anacor shall not, either alone or with or for any Third Party or through outlicense to any Third Party, research, develop or commercialize any compound in the Field during the Research Term [ * ].  For clarity, the definition of Field as used in this Section 2.7 shall be subject to adjustment during the Research Term to exclude Rejected Fields, and shall be [ * ].  The terms of this Section 2.7 shall not apply in the event of any transfer or sale of all or substantially all of the portion of the business of Anacor to which this Agreement relates, or in the event of Anacor’s merger or consolidation or change in control or similar transaction or the creation by Anacor of a special purpose corporation or design and development limited partnership as permitted in accordance with Section 11.5.

4. Section 2.8 shall be amended and restated in its entirety as follows:

2.8 Elanco Exclusivity. Except pursuant to this Agreement, Elanco and its Affiliates shall not, either alone or with or for any Third Party, research, develop or commercialize any small molecule compound (a) [ * ], or (b) [ * ], in each case (a) and (b) during the Research Term and for [ * ] thereafter. For clarity, the foregoing shall not restrict Elanco from conducting any research or development with compounds [ * ], so long as the research is not directed toward developing a product for sale that contains a [ * ] in the final product.

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First AMENDMENT to the COLLABORATIVE RESEARCH, LICENSE & COMMERCIALIZATION AGREEMENT

5. Sections 5.3 through 5.6 shall be amended and restated in their entirety, and a new Section 5.16 shall be added as follows.

5.3 Development Decision Milestone(s).  Furthermore, if Elanco wishes to maintain its exclusive license rights to Product(s) in the Field in the Territory, subject to Section 5.16, Elanco will pay to Anacor not more than [ * ] days following Elanco’s making a positive Development Decision for each Elanco Compound in the Field, a one-time (per Elanco Compound), non-refundable, non-creditable payment of [ * ].  For clarity, Elanco will make only one (1) payment per Elanco Compound, which includes the lead compound and up to [ * ] Backup Compounds.  Thus, the replacement of a lead Elanco Compound with a Backup Compound does not warrant an additional Development Decision payment.  In addition, with respect to the [ * ] under the Product Development Plan, if Elanco wishes to maintain its exclusive license rights to Product(s) in the Field in the Territory, Elanco will pay to Anacor not more than [ * ] days following Elanco’s making a positive Development Decision for an Elanco Compound in the [ * ] a one-time, non-refundable, non-creditable payment of [ * ].

5.4 Protocol Concurrence. Furthermore, if Elanco wishes to maintain its exclusive license rights to the Product(s) and Elanco Compounds in the Field in the Territory, subject to Section 5.16, Elanco will pay to Anacor for each Product, not more than [ * ] days following Elanco’s receipt of Protocol Concurrence from a Regulatory Agency, the following:

a) A one-time (per Product), non-refundable, non-creditable payment of [ * ] for the receipt of Protocol Concurrence for a Product containing an Elanco Compound arising from the [ * ];

b) A one-time (per Product), non-refundable, non-creditable payment of [ * ] for the receipt of Protocol Concurrence for a Product containing an Elanco Compound arising from a Project other than the [ * ].

For clarity, only one payment will be made under this section for any particular Product following receipt by Elanco of a Protocol concurrence from a Regulatory Agency regardless of the number of Protocol Concurrences received for that Product.

5.5 Regulatory Agency Submission Milestone(s). Furthermore, if Elanco wishes to maintain its exclusive license rights to Product(s) and Elanco Compounds in the Field in the Territory, subject to Section 5.16, Elanco will pay to Anacor not more than [ * ] days following Elanco’s receipt of the first Regulatory Agency acceptance for filing of Elanco’s full or administrative NADA or terminal submission thereof (i.e., a complete regulatory dossier) for each Product in the Field, a one-time (per Product), non-refundable, non-creditable payment of [ * ]. For clarity, only one payment will be made for a particular Product submitted regardless of the number of submissions or countries in which regulatory submissions are made for that Product. As used in this Section 5.5, “acceptance for filing” means the receipt by Elanco or its Affiliate or sublicensee of written notice from the applicable Regulatory Authority that such NADA is officially filed.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

First AMENDMENT to the COLLABORATIVE RESEARCH, LICENSE & COMMERCIALIZATION AGREEMENT

5.6 Regulatory Agency Approval Milestone(s). Furthermore, if Elanco wishes to maintain its exclusive license rights to Product(s) and Elanco Compounds in the Field in the Territory, Elanco will pay to Anacor not more than [ * ] days following Elanco’s receipt of the first Regulatory Agency approval of Elanco’s full or administrative NADA or terminal submission thereof (i.e., a complete regulatory dossier) for each Product in the Field, a one-time (per Product), non-refundable, non-creditable payment of:

(a) [ * ] for a Product containing an Elanco Compound arising from the [ * ] Project. For clarity, only one payment will be made for a particular Product approved regardless of the number of regulatory approvals granted for that Product;

(b) [ * ] for a Product containing an Elanco Compound arising from the [ * ] Project. For clarity, only one payment will be made for any particular Product approved regardless of the number of regulatory approvals granted for that Product;

(c) [ * ] for a Product containing an Elanco Compound arising from each Project selected under Section 4.2(c). For clarity, only one payment will be made for any particular Product approved regardless of the number of regulatory approvals granted for that Product.

5.16                        Milestones Cumulative.  To the extent that a milestone payment for a Product pursuant to Sections 5.4, 5.5 or 5.6 is not paid as a result of advancing the Product without the requirement to achieve such milestone in the development or commercialization of a Product (whether by decision of or advice from a Regulatory Agency or a determination by Elanco to by-pass such milestone efforts), then the milestone(s) not previously paid pursuant to Sections 5.4, 5.5 or 5.6 shall be added to the next milestone achieved for advancing a Product that results in a payment to Anacor under any of Sections 5.4, 5.5, 5.6 or 5.7.  By way of example, and without limitation, if a milestone payment for receipt of Protocol Concurrence is not made for a given Product, and a Regulatory Agency Submission Milestone payment is not made for a Product, but such Product is subsequently sold by Elanco, its Affiliates or sublicensees in the Territory, then the previously unpaid milestone payments for Protocol Concurrence under Section 5.4, Regulatory Agency Submission under Section 5.5 and Regulatory Agency Approval under Section 5.6 would also be payable within [ * ] days of the first sale of the Product in the Field in the Territory.

6.                                                                                      Miscellaneous.  This Second Amendment amends the terms of the Agreement as expressly provided above, and the Agreement, as so amended and including all of its other terms and provisions that are not amended, remains in full force and effect.  This Second Amendment and any dispute arising from the performance or breach hereof shall be governed by Section 11.14 of the Agreement.  This Second Amendment may be executed in counterparts, all of which taken together shall be regarded as one and the same instrument.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

First AMENDMENT to the COLLABORATIVE RESEARCH, LICENSE & COMMERCIALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by their respective duly authorized officers.

EXECUTED

Signed on behalf of	)
Eli Lilly and Company, operating through its	)
Elanco Animal Health division	)
by an authorized officer in the presence of:	)

/s/ Elizabeth McGraw	/s/ William C. Weldon
Signature of Witness	Signature of Authorized Officer

Elizabeth McGraw	William C. Weldon
Name of Witness (please print)	Name of Authorized Officer (please print)

08 November 2012
Date Signed

Signed on behalf of	)
Anacor	)
by an authorized officer in the presence of:	)

/s/ James Marconi	/s/ Lucy O. Day
Signature of Witness	Signature of Authorized Officer

James Marconi	Lucy O. Day, VP Finance
Name of Witness (please print)	Name of Authorized Officer (please print)

10/30/2012
Date Signed

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.